Lord Abbett

Research Fund

Large-Cap Series

Small-Cap Value Series

Prospectus

April 1, 1999

(As Revised August 1, 1999)

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

Class P shares of the funds are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                 The Funds Page


       Information about the goal/     Large-Cap Series                    2
        approach, main risks, past     Small-Cap Value Series              4
   performance, fees and expenses


                                 Your Investment


         Information for managing      Purchases                           6
                your fund account      Opening Your Account                8
                                       Redemptions                         9
                                       Distributions and Taxes             9
                                       Services For Fund Investors         10
                                       Sales Charges and Service Fees      11
                                       Management                          12


                              For More Information


                How to learn more      Other Investment Techniques         13
                  about the funds      Glossary of Shaded Terms            16
                                       Recent Performance                  18


                              Financial Information


     Financial highlights of each      Large-Cap Series                    19
    fund, and dealer compensation      Small-Cap Value Series              21
                                       Compensation For Your Dealer        23


     How to learn more about the       Back Cover
funds and other Lord Abbett funds

GOAL/APPROACH

     The Large-Cap Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. Normally, we invest in the undervalued common stocks of large-capitalization companies with outstanding equity securities having an aggregate market value of at least $1.5 billion. Current income is not emphasized.

     Typically, in choosing stocks, we look for companies using the following process:

          Quantitative research is performed on a universe of large, seasoned U.S. companies to identify those which have stocks that we believe represent the best bargains.

          Fundamental research is conducted to identify current bargain-priced securities among the largest publicly-traded companies.

     Under normal circumstances, at least 65% of the Large-Cap Fund's total assets will consist of investments made in large-cap companies, determined at the time of purchase.

     We may take a temporary defensive position by investing some of our assets in shortterm debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

MAIN RISKS

     The Large-Cap Fund will invest in companies that appear to have good prospects for improvement in earnings trends or asset values. The fund will invest in companies on the basis of the fundamental economic and business factors which will affect future earnings and which the fund believes are the primary factors determining the future market valuation of stocks. There can be no assurance that stocks selected for the fund will appreciate in value.

     At the time of purchase, securities selected for our portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor. Our investment portfolio typically will be less volatile and prices will move less dramatically than the overall stock market. Individual-security risk is managed through broad company and industry diversification.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

We or the fund refers to either of the Large-Cap Series (the "Large-Cap Fund") or the Small-Cap Value Series (the "Small-Cap Value Fund") of Lord Abbett Research Fund, Inc. (the "company"). Each fund operates under the supervision of the company's Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About each fund. Each fund is a professionally managed portfolio of securities purchased with the pooled money of investors. Each fund strives to reach its stated goals, although as with all mutual funds, cannot guarantee results.

Bargain stocks are stocks of companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy high liquidity in the market.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.

2  The Funds

                            Large-Cap Series           Symbols: Class A -LRLCX
                                                                Class B -LARBX
                                                                Class C -LLRCX
PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

[GRAPHIC OMITTED]

Best Quarter: 18.88%
Worst Quarter: -12.45%


The table below shows a comparison of the fund's class A, B and C average annual total returns to that of the S&P 500(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                     1 Year    5 Years  Since Inception (i)    S& P 500(R)Index (ii)
-----------------------------------------------------------------------------------------
A                           9.60%    18.40%          18.27%               20.73% (iii)
-----------------------------------------------------------------------------------------
B                           9.59%     -              21.29%               33.33% (iv)
-----------------------------------------------------------------------------------------
C                          13.94%     -              20.17%               31.31% (v)
-----------------------------------------------------------------------------------------
S& P 500(R)Index (ii)      28.74%    24.08%          -                     -
-----------------------------------------------------------------------------------------




Past performance is not a prediction of future results.
----------------------
(i)The date of inception for each class is: A -6/3/92; B -8/1/96; and C -4/1/97.


(ii) Performance for the unmanaged S& P 500 (R) Index does not reflect transaction costs or management fees.


(iii) Represents total return for the period 6/30/92 -12/3198, to correspond with class A inception date.


(iv) Represents total return for the period 8/31/96 -12/31/98, to correspond with class B inception date.


(v)Represents total return for the period 4/30/97 -12/31/98, to correspond with class C inception date.


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee table

                                                   Class A     Class B     Class C   Class P
Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------
(as a % of offering price)                          5.75%     none        none        none
-------------------------------------------------------------------------------------------------------
                                                                   (3)
Maximum Deferred Sales Charge (See "Purchases")    none        5.00%        1.00%     none
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets) (1)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                  0.75%      0.75%        0.75%      0.75%
-------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (2)           0.35%      1.00%        1.00%      0.45%
-------------------------------------------------------------------------------------------------------
Other Expenses                                      0.24%      0.24%        0.24%      0.24%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses                            1.34%      1.99%        1.99%      1.44%
-------------------------------------------------------------------------------------------------------

Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class             1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class A shares           $703           $975          $1,267        $2,097
--------------------------------------------------------------------------------
Class B shares           $702           $924          $1,272        $2,151
--------------------------------------------------------------------------------
Class C shares           $302           $624          $1,072        $2,319
--------------------------------------------------------------------------------
Class P shares           $146           $455          $  787        $1,727

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares           $703           $975           $1,267        $2,097
--------------------------------------------------------------------------------
Class B shares           $202           $624           $1,072        $2,151
--------------------------------------------------------------------------------
Class C shares           $202           $624           $1,072        $2,319
--------------------------------------------------------------------------------
Class P shares           $146           $455           $  787        $1,727
--------------------------------------------------------------------------------
This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                     The Funds 3

                                                          Small-Cap Value Series

GOAL/APPROACH

     The Small-Cap Value Fund's investment objective is long-term capital appreciation. Usually we invest primarily in equity securities of smaller companies with market capitalizations of less than $1 billion.

     Typically, in choosing stocks, we usually look for companies using the following process:

          Quantitative research is performed to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow.

          Fundamental research is conducted to assess the dynamics of each company within its industry and within the economy. We evaluate the company's business strategies by assessing management's ability to execute the strategies, and evaluating the adequacy of its financial resources.

     Usually, at least 65% of the Small-Cap Value Fund's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected using fundamental investment analysis. The fund may invest up to 35% of its total assets in the securities of larger companies. Companies in which the fund is likely to invest may have more limited product lines, markets or financial resources and may lack management depth or experience as compared with companies with larger market capitalizations. The fund may invest up to 35% of its assets in foreign securities.

     We may take a temporary defensive position by investing some of our assets in shortterm debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from achieving its investment objective.

MAIN RISKS

     Small-company stocks offer significant appreciation potential. Generally, small companies carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than large company stocks. Therefore, small company stocks may be subject to wider price fluctuations. Many small company stocks are traded over-the-counter and are not traded in the volume typical of stocks listed on a national securities exchange.

     The foreign securities in which the Small-Cap Value Fund may invest are subject to currency fluctuations. Foreign securities markets may not be subject to the same degree of regulation as the U. S. markets and may be more volatile and less liquid than the U. S. markets. Investors should also be aware that the fund has the ability to invest in derivatives, the value of which may fluctuate greatly.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

Small companies often are younger and less well-established, with a potential to be faster-growing but often more volatile than large companies.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Over-the-counter stocks are usually those of smaller companies that do not meet listing requirements of major exchanges. Transactions are conducted by telephone and computer network rather than on the floor of an exchange.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.

 4  The Funds

                   Small-Cap Value Series                Symbols: Class A -LRSCX
                                                                  Class B -LRSBX
                                                                  Class C -LSRCX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

[GRAPHIC OMITTED]

Best Quarter:  19.61%
Worst Quarter: -24.20%

The table below shows a comparison of the fund's class A average annual total returns to that of the Russell 2000(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                      1 Year  Since Inception (i) Russell 2000(R)Index (ii)

A                          (12.70)%         15.74%              11.58% (iii)
--------------------------------------------------------------------------------
B                          (12.66)%         11.95%              12.30% (iv)
--------------------------------------------------------------------------------
C                           (8.92)%         10.71%              12.53% (v)
--------------------------------------------------------------------------------
Russell 2000(R)Index (ii)   (2.55)%         -                        -
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.
-------------

(i) The date of inception for each class is: A -12/13/95; B -11/15/96; and C -4/1/97.

(ii) Performance for the unmanaged Russell 2000 (R) Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 12/31/95 -12/31/98, to correspond with class A inception date.

(iv) Represents total return for the period 11/30/96 -12/31/98, to correspond with class B inception date.

(v) Represents total return for the period 4/30/97 -12/31/98, to correspond with class C inception date.


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------------------
Fee table
----------------------------------------------------------------------------------------
                                              Class A     Class B     Class C   Class P

Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
----------------------------------------------------------------------------------------
(as a % of offering  price) 5.75% none none none Maximum  Deferred  Sales Charge
----------------------------------------------------------------------------------------
(See  "Purchases")  none 5.00% (3) 1.00% none  Annual  Fund  Operating  Expenses
----------------------------------------------------------------------------------------
(Expenses deducted from fund assets) (as a % of average net assets) (1)
----------------------------------------------------------------------------------------
Management Fees (See "Management")               0.75%     0.75%       0.75%      0.75%
----------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (2)        0.36%     1.00%       1.00%      0.45%
----------------------------------------------------------------------------------------
Other Expenses                                   0.24%     0.24%       0.24%      0.24%
----------------------------------------------------------------------------------------
Total Operating Expenses                         1.35%     1.99%       1.99%      1.44%
----------------------------------------------------------------------------------------

Expense example

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class              1 Year           3 Years            5 Years            10 Years

Class A shares            $704              $978              $1,272             $2,108
----------------------------------------------------------------------------------------
Class B shares            $702              $924              $1,272             $2,153
----------------------------------------------------------------------------------------
Class C shares            $302              $624              $1,072             $2,319
----------------------------------------------------------------------------------------
Class P shares            $146              $455              $  787             $1,727
----------------------------------------------------------------------------------------
You would pay the following  expenses on the same investment,  assuming you kept your shares.

Class A shares            $704              $978              $1,272             $2,108
----------------------------------------------------------------------------------------
Class B shares            $202              $624              $1,072             $2,153
----------------------------------------------------------------------------------------
Class C shares            $202              $624              $1,072             $2,319
----------------------------------------------------------------------------------------
Class P shares            $146              $455              $  787             $1,727
----------------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

(1) The annual fund operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.



                                                                     The Funds 5

Your Investment

 PURCHASES

     This prospectus offers four classes of shares for each fund: classes A, B,C, and P (call 800-821-5129 to find out if class P shares are available in your state). These different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value (" NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


---------------------------------------
Front-End Sales Charges -Class A Shares
---------------------------------------
                                                             To Compute
                      As a % of            As a % of        Offering Price
 Your Investment    Offering Price      Your Investment     Divide NAV by
--------------------------------------------------------------------------------
 Less than $50,000      5.75%                6.10%              .9425
--------------------------------------------------------------------------------
 $50,000 to $99,999     4.75%                4.99%              .9525
--------------------------------------------------------------------------------
 $100,000 to $249,999   3.95%                4.11%              .9605
--------------------------------------------------------------------------------
 $250,000 to $499,999   2.75%                2.83%              .9725
--------------------------------------------------------------------------------
 $500,000 to $999,999   1.95%                1.99%              .9805
--------------------------------------------------------------------------------
 $1,000,000 and over    No Sales Charge                        1.0000
--------------------------------------------------------------------------------
     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

          Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

          Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.


Share classes

Class A

     normally offered with a frontend sales charge

Class B

     no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

     automatically convert to class A shares after eight years

Class C

     no front-end sales charge

     higher annual expenses than class A shares

     a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

     available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

6 Your Investment

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

          purchases of $1 million or more +

          purchases by Retirement Plans with at least 100 eligible employees +

          purchases under a Special Retirement Wrap Program +

          purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbettsponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

          purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     + These categories may be subject to a Contingent Deferred Sales Charge (" CDSC").

     Class A Share CDSC. If you buy class A shares under one of the starred (+) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

          redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

Contingent Deferred Sales Charges -Class B Shares

Anniversary (1) of                         Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th (2)                                None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employersponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A only)

     under $50,000 -no documentation necessary

     over $50,000 -reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

                                                               Your Investment 7

     The class B share CDSC generally will be waived under any one of the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

          Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

          redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors -- Automatic Services" below for more information on CDSCs with respect to class B shares.

     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

    MINIMUM INITIAL INVESTMENT

          Regular account                                             $1,000

          Individual Retirement Accounts and
           403(b) Plans under the Internal Revenue Code                 $250

          Uniform Gifts to Minors Account                               $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     Name of Fund
     P. O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U. S. dollars to our custodian bank's account.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U. S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.


8 Your Investment

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and the capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"" Class B Share CDSC" or "Class C Share CDSC."

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

     Eachfund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Dividends from net investment income are expected to be paid to shareholders of Large-Cap Fund semi-annually and Small-Cap Value Fund annually. If a capital gains distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of any distribution is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:
--------------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of                  Tax rate for              Tax rate for
distribution              15% bracket               28% bracket and above
--------------------------------------------------------------------------------
Income                   Ordinary Income           Ordinary Income
dividends                Rate                      Rate
--------------------------------------------------------------------------------
Short-term               Ordinary Income           Ordinary Income
capital gains            Rate                      Rate
--------------------------------------------------------------------------------
Long-term
capital gains             10%                       20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. Each fund will also provide annually to its shareholders information regarding the source of dividends and distribu-
-------------------

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U. S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

                                                              Your Investment 9
     tions of capital gains by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.
--------------------------------------------------------------------------------
For investing

Invest-A-Matic You can make fixed, periodic investments ($ 50 minimum) into your fund (Dollar-cost account by means of automatic money transfers from your bank checking averaging) account. See the attached application for instructions.

Div-Move            You   can   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($ 50 minimum).

For selling shares

Systematic          You can make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          funds. Automatic cash  withdrawals can be paid to you from
Plan (" SWP")       your account in fixed or variable amounts.  To establish a plan, the value of your shares must be at least
                    $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares      The CDSC will be waived on redemptions of up to 12%
                    of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption proceeds due to a SWP for class B and class C
C shares            shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------
OTHER SERVICES

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:


     Traditional, Rollover, Roth and Education IRAs

     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     Defined Contribution Plans

     Telephone Investing . After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional can instruct your fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the funds. Accordingly, the funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The funds also may revoke the privilege for all shareholders upon 60 days' written notice.

10  Your Investment

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authori zed Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authori zed Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for those other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                              Your Investment 11

MANAGEMENT

     The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

     Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended November 30, 1998, the fee paid to Lord Abbett was at an annual rate of 0.75 of 1% for both Large-Cap Fund and Small-Cap Value Fund.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage each fund's investments.

     Large-Cap Fund. Eli M. Salzman heads the fund's team, the other senior members of which are W. Thomas Hudson, Jr., Partner of Lord Abbett, and Robert B. Morris, Partner of Lord Abbett. Mr. Salzman joined Lord Abbett in 1997; before that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996. Mr. Hudson and Mr. Morris have both been with Lord Abbett for more than five years.

     Small-Cap Value Fund. Robert P. Fetch, Partner of Lord Abbett, heads the fund's team, the other senior member of which is Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995; before that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; before that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996.

12  Your Investment

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the funds, and their risks.

     Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each fund may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1 /3 % of its total assets.

     Closed-End Investment Companies. Each fund may invest in shares of closed-end investment companies if it pays a fee or commission no greater than the customary broker's commission. Shares of investment companies sometimes trade at a discount or premium to their net asset value. Also, there may be duplication of fees if a fund and the closed-end investment company both charge a management fee. No more than 5% of each fund's gross assets may be invested in Closed-End Investment Companies.

     Debt Securities. The Small-Cap Value Fund may invest in bonds or other debt securities. However, not more than 5% of its assets will be invested in high yield debt securities. High-yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds, and their prices can be much more volatile.

     Diversification. Each fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U. S. government securities are not subject to these requirements.

     Financial Futures Transactions. The Large-Cap Fund may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a standard quality and quantity of a financial instrument or index at a specific future date and price. The price behavior of the futures contract may not correlate with that of the item being hedged. The fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of its total assets.

     Foreign Currency Hedging Techniques. The Small-Cap Value Fund may use Foreign Currency Hedging Techniques. Although it does not normally engage in extensive currency hedging, it may use forward foreign currency contracts and options thereon to hedge the risk to the portfolio if it expects that foreign exchange price movements will

                                                         For More Information 13
     be unfavorable for U. S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. Under some circumstances, a fund may commit a substantial portion of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to protect the fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movement, and the fund's return could be reduced.

     Certain of the fund's investments may be denominated in foreign currency. The fund uses currency transactions in an attempt to eliminate currency risk associated with foreign investments.

     The Small-Cap Value Fund may also purchase foreign currency put and call options, subject to certain limitations.

     There is the possibility that the foreign currency hedging techniques will not work as anticipated.

     Foreign Securities. The Large-Cap Fund may invest up to 10% and the Small-Cap Value Fund may invest up to 35% of total assets in foreign securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U. S. markets. Foreign portfolio securities may trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks, and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductible withholding taxes and different accounting and settlement practices.

     Illiquid Securities. Each fund may invest in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities.

     Options Transactions. The Small-Cap Value Fund and Large-Cap Fund may only sell (write) covered call options. This means that the funds may only sell the call options on securities which the funds own. The Small-Cap Value Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges. A put option on securities gives the buyer, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer (seller) of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The writer of a put option might be obligated to purchase underlying securities for more than their current market value.

     A call option on securities gives the buyer, in return for a premium paid, the right for a specified period of time to buy the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the buyer upon receipt of the exercise price

     When a fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock

14  For More Information
     index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

     The Small-Cap Value Fund may write only covered put options to the extent that cover for such options does not exceed 25% of the fund's net assets. The fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

     Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 5% of its total assets and all loans will be fully collateralized.

     Repurchase Agreements. The Small-Cap Value Fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

     Rights and Warrants. Each fund may invest up to 5% of its assets in rights and warrants to purchase securities. Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, or of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

     The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value after their expiration date.

     Rule 144A Securities. Both funds may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

     Stock Index Futures. The Small-Cap Value Fund may invest in stock index futures. A stock index futures contract is an agreement in which one party agrees to deliver to another anamount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     Participation in the options or futures markets involves investment risks and transaction costs to which the Small-Cap Value Fund would not be subject absent the use of these strategies. If the Small-Cap Value Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include: (1) dependence on management's ability to

                                                         For More Information 15
     predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

     The Small-Cap Value Fund may not purchase or sell stock index futures if, immediately after a purchase or sale, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Small-Cap Value Fund will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Small-Cap Value Fund's net assets.

     The Small-Cap Value Fund's ability to enter into stock index futures and listed options is limited by certain tax requirements in order to qualify as a regulated investment company.

     Short Sales. The Small-Cap Value Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Small-Cap Value Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box.

     When-Issued or Delayed Delivery Securities. The Small-Cap Value Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. The fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if the fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of its net asset value.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

16  For More Information

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U. S. Government Securities Money Market Fund (" GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authori zed Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the class B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. This includes certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (i) an individual; (ii) an individual and his or her spouse and children under the age of 21; and
     (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 17

     Special Retirement Wrap Program. This is a program sponsored by an Authori zed Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participantdirected Retirement Plans.

RECENT PERFORMANCE

     Large-Cap Fund. The fund's strong absolute returns for the fiscal year ended November 30, 1998 were due, in part, to our decision to maintain an overweighting of financial company holdings. After a weak start, these holdings benefited from attractive valuations relative to their expected earnings and from ongoing industry consolidations.

     Favorable earnings developments and merger activity among pharmaceutical and health care holdings also enhanced the portfolio's performance, as did our particular stock selections in the energy sector. Interim price weakness among technology companies created the opportunity to add technology stocks to the portfolio, as we anticipated that this industry would continue to perform well into 1998. The announcement of the ExxonMobil merger had a positive impact on the fund's performance, although, overall, companies in the electric utilities and energy sectors did not perform well during the period.

     We believe that the anticipated environment of continued low inflation, modest economic growth and benign interest rates, combined with S& P 500(R) Index's flat projected earnings growth in 1999, will favor the fund's research-driven value investment strategy in the years ahead.

     Small-Cap Value Fund. In a year of challenge for small-cap stocks, our management team focused on various industry sectors. For example, our overweighting of companies in the technology and consumer non-cyclical industries, such as apparel and general retailers, which moved ahead of the broad market early in the year and then again during the fourth quarter, added significant value to the portfolio. On the other hand, we reduced our exposure to industrial companies late in the year when they continued to struggle despite improved market conditions.

     We believe the stage is set for a small-cap rebound now that these companies are selling at historically low prices relative to larger companies and that our value approach will enable us to continue to provide attractive long-term returns relative to our peers.

Year 2000 Issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.

18  For More Information

Large-Cap Series

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

                                                                                        Class A Shares
                                                                                        --------------
                                                                                   Year Ended November 30,

Per Share Operating Performance:                     1998               1997                1996               1995          1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $20.08             $17.86              $15.54             $12.79       $12.33
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                0.15 (a)            .08 (a)             .270               .42          .34
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                                 2.45               3.21                3.505              3.44          .65
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.60               3.29                3.775              3.86          .99
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                 (.06)              (.12)               (.57)              (.29)        (.20)
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                 (.71)              (.95)               (.885)             (.82)       (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $21.91             $20.08              $17.86             $15.54        $12.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                     13.45%             19.87%              26.25%             32.82%        8.21%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursements        1.24%              1.52%               0.36%              0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursements        1.24%              1.52%               0.96%              1.02%        1.15%
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                0.74%              0.42%               2.24%              3.27%        2.65%
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Class B Shares                         Class C Shares
                                                                 --------------                         --------------
                                                            Period Ended November 30,                 Period Ended November 30,

Per Share Operating Performance:                     1998          1997           1996 (c)            1998                 1997 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $20.00        $17.83         $15.24             $20.01             $16.90
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                      -- (a)(e)       (.06) (a)        .12               (.01) (a)         (0.07) (a)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                                 2.42         3.20            2.66               2.44               3.18
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.42         3.14            2.78               2.43               3.11
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income                --            (.02)           (.19)            --                    --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                (.71)         (.95)            --               (0.71)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $21.71       $20.00          $17.83             $21.73             $20.01
------------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                     12.56%       18.92%          18.39% (d)         12.61%             18.40% (d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                             2.00%        2.28%           0.59% (d)          2.00%              1.54% (d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                         (.01)%      (0.34)%         0.22% (d)          (. 04)%            (0.37)% (d)
------------------------------------------------------------------------------------------------------------------------------------


                                                                               Year Ended November 30,
Supplemental Data For All Classes:              1998                  1997                 1996                 1995          1994

Net Assets, end of year (000)                 $143,153              $69,796               $23,592              $7,549       $5,558
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         99.14%               30.81%                62.25%              37.17%       43.85%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c) Commencement of operations: August 1, 1996 (class B); and April 1, 1997 (class C).

(d)  Not annualized.

(e)  Amount less than $. 01.
See Notes to Financial Statements.

                                                      Financial Information 19

                                                          Small-Cap Value
Series`
LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the S& P 500(R) Index, assuming reinvestment of all dividends and distributions.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
          Average Annual Total Return At Maximum Applicable
        Sales Charge For The Periods Ending November 30, 1998

                           1 Year             5 Years               Life
--------------------------------------------------------------------------------
Class A (1)                 6.90%              18.39%               17.85%
--------------------------------------------------------------------------------
Class B (4)                 6.94%               -                   20.24%
--------------------------------------------------------------------------------
Class C (5)                11.48%               -                   18.84%

(1)  This reflects the deduction of the maximum initial sales charge of 5.75%

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return.

(3) Performance for the unmanaged S& P 500 (R) Index does not reflect transaction costs, management fees or sales charges. Performance for this index begins on 6/30/92.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of class).

(5) The class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of class).


20 Financial Information

                                                          Small-Cap Value Series

FINANCIAL HIGHLIGHTS

     This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended November 30, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                              Class A Shares                            Class B Shares
                                                 -----------------------------------       ------------------------------------
                                                        Period Ended November 30,                  Period Ended November 30,

Per Share Operating Performance:                 1998             1997         1996 (a)        1998           1997          1996 (b)
Net asset value, beginning of period            $16.56         $12.01        $10.00          $16.44        $12.00        $11.67
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                     (.06) (c)       .02 (c)       .127           (.17) (c)     (.09) (c)      .001
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                     (1.85)           4.53         2.658          (1.82)         4.53           .329
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 (1.91)           4.55         2.785          (1.99)         4.44           .33
------------------------------------------------------------------------------------------------------------------------------------
Distribution
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income            --               --           (.075)           --             --            --
------------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain             (.29)           --           (.700)          (.25)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $14.36          $16.56       $12.01           $14.20       $16.44        $12.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                (11.71)%         37.89%       28.24% (e)      (12.27)%      37.00%         2.84% (e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, including waiver and reimbursements    1.28%           1.17%        0.01% (e)       2.00%         1.86%         0.04% (e)
------------------------------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver and reimbursements    1.28%           1.17%        1.00% (e)       2.00%         1.86%         0.07% (e)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                    (0.37)%          0.10%       1.02% (e)       (1.09)%       (0.56)%        0.01% (e)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Class C Shares
                                                                        --------------
                                                                   Period Ended November 30,

Per Share Operating Performance:                              1998                           1997 (b)

Net asset value, beginning of period                        $16.44                           $12.81
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                          (.17) (c)                       (0.05) (c)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                                 (1.82)                            3.68
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (1.99)                            3.63
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net realized gain                             (.25)                             --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $14.20                            $16.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                            (12.27)%                           28.34% (e)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                     2.00%                             1.25% (e)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                         (1.09)%                           (0.30)% (e)
------------------------------------------------------------------------------------------------------------------------------------


                                                                       Period Ended November 30,
Supplemental Data For All Classes:                      1998                        1997                            1996 (a)

Net Assets, end of period (000)                      $515,379                     $435,776                         $8,772
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 67.86%                      45.24%                         110.09%
------------------------------------------------------------------------------------------------------------------------------------

(a)  From commencement of operations: December 13, 1995 (class A).

(b) Commencement of offering respective class shares: November 15, 1996 (class B), April 1, 1997 (class C).

(c)  Calculated using average shares outstanding during the period.

(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(e) Not annualized.



                                                        Financial Information 21

                                                          Small-Cap Value Series

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in Russell 2000(R) Index, assuming reinvestment of all dividends and distributions.

[GRAPHIC OMITTED]


          Average Annual Total Return At Maximum Applicable
        Sales Charge For The Periods Ending November 30, 1998

                                       1 Year                      Life
--------------------------------------------------------------------------------
Class A (1)                            (16.80)%                     13.89%
--------------------------------------------------------------------------------
Class B (4)                            (16.66)%                      9.28%
--------------------------------------------------------------------------------
Class C (5)                            (13.15)%                      7.37%
--------------------------------------------------------------------------------

(1)  This reflects the deduction of the maximum initial sales charge of 5.75%


(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 1998, using the SEC-required uniform method to compute such return.


(3) Performance for the unmanaged Russell 2000 (R) Index does not reflect transaction costs, management fees or sales charges. Performance of this index begins on 12/31/95.


(4) The class B shares were first offered on 11/15/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of the class).


(5) The class C shares were first offered on 4/1/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of class).


 22  Financial Information

COMPENSATION FOR YOUR DEALER



                             FIRST YEAR COMPENSATION

                                   Front-end
                                   sales charge           Dealer's
                                   paid by investors      Concession                  Service fee (1)         Total compensation (2)
Class A investments                (% of offering price)   % of offering price)       (% of net investment)    (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                          5.75%                  5.00%                       0.25%                     5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 -$99,999                           4.75%                  4.00%                       0.25%                     4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 -$249,999                         3.95%                  3.25%                       0.25%                     3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 -$499,999                         2.75%                  2.25%                       0.25%                     2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 -$999,999                         1.95%                  1.75%                       0.25%                     2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more (3) or Retirement  Plan -100 or more eligible employees (3)or Special Retirement Wrap Program (3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge        1.00%                       0.25%                     1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge        0.55%                       0.25%                     0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge        0.50%                       0.25%                     0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge        0.25%                       0.25%                     0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                              Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        3.75%                       0.25%                     4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.75%                       0.25%                     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.25%                       0.20%                     0.45%
------------------------------------------------------------------------------------------------------------------------------------


                                           ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge      none                          0.25%                     0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                              Percentage of average net assets (4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge      none                          0.25%                     0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.75%                       0.25%                     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge        0.25%                       0.20%                     0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

                                                        Financial Information 23

     More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the funds, lists portfolio holdings and contains a letter from the funds' manager discussing recent market conditions and the funds' investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the funds at:
888-222-2388

By mail. Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Lord Abbett Research Fund
Large-Cap Series
Small-Cap Value Series
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-----------------------
SEC file number: 811-6650


LARF-1-499
(4/99)